January 5th, 2006 Senior Lenders Presentation Public Version

Important Legal Information The following presentation includes information relating to a planned combination of Ameritrade Holding Corporation ("Ameritrade") and TD Waterhouse Group, Inc. ("TD Waterhouse") pursuant to the terms of an Agreement of Sale and Purchase (the "Purchase Agreement") with The Toronto-Dominion Bank, dated as of June 22, 2005, and amended on October 28, 2005, and December 29, 2005. In connection with the proposed transaction, Ameritrade filed with the Securities and Exchange Commission (the "SEC") a definitive proxy statement with a filing date of December 5, 2005. You are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information. You can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102nd Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov.

Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties. For example, statements related to realization of the company's strategy, the service offerings of the combined company, the number of online brokerage accounts, cost and revenue synergies, the accretive nature of the transaction, the financial and operational performance of the combined company, industry rankings, and execution of integration plans, are all forward-looking statements. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors are disclosed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission ("SEC"), including Ameritrade's definitive proxy statement filed with the SEC on December 5, 2005 and the recent form 10-K filed with the SEC on December 14, 2005. Ameritrade undertakes no obligation to publicly update or revise these statements, whether as a result of new information, future events, or otherwise.

Agenda Transaction Overview Randy MacDonald Strategy and Vision Joe Moglia Business Overview and Integration Asiff Hirji Financial Overview Randy MacDonald Facilities Overview & Syndication Calendar David Wirdnam Closing Joe Moglia

Transaction Overview Randy MacDonald

Transaction Overview On June 22, 2005 Ameritrade agreed to acquire from The Toronto-Dominion Bank ("TD") the U.S. retail securities brokerage business of TD Waterhouse Group, Inc. ("TD Waterhouse") Expected Closing Date of January 24, 2006, subject to regulatory approval and other customary conditions The combined entity will be named TD Ameritrade In exchange, TD will receive ~32% (1) share ownership in TD Ameritrade Ameritrade shareholders will receive a special cash dividend of $6.00 per share, ~$2.4 billion in aggregate, (the "Dividend") on or soon after the Closing Date The $6.00 per share Dividend will be funded with $405 million ($1.00) of cash at Ameritrade, $405 million ($1.00) of cash at TD Waterhouse, and $1.6 billion ($4.00) of borrowings under the $2.2 billion credit facility of TD Ameritrade TD Bank's ownership will be approximately 32.6% of the outstanding voting shares.

Cash and Debt Summary (1) Includes working capital, deal-related financing expenses, and a possible post-closing capital adjustment per the Purchase Agreement.

Financing Overview Total Debt Facility of $2.2 billion $1.9 billion term debt $0.3 billion revolver (undrawn) Approximately $900 million in Financing EBITDA (1) Low initial leverage of 2.1X Strong facility ratings of Ba1/BB/BB (Moody's/S&P/Fitch) (1) Financing EBITDA is defined on page 13.

Broker-Dealer Drivers (1) Includes Ameritrade Canada. For the last twelve months ended September 2005 for Ameritrade adjusted to exclude Ameritrade Canada and October 2005 for TD Waterhouse, combined. Trades per day are LTM September 2005 for Ameritrade adjusted to exclude Ameritrade Canada and LTM October 2005 for TD Waterhouse, combined.

Strategy and Vision Joe Moglia

AMERITRADE
Holding Corporation

Competitive Landscape

LEADING ONLINE BROKERS

Company	Average # of Trades / Day (000s)	Active / Online / Qualified Accounts (000s)	Average Trades / Account	Assets / Account (000s)
TD Ameritrade [1]	214	3,243	16.6	$73.2
Charles Schwab [3]	195	7,138	6.9	163.3
E*TRADE [4]	167	4,322	9.8	38.8
Fidelity Online [2]	104	6,200	4.2	103.1
Scottrade [5]	102	1,287	20.0	32.2

TOP U.S.RETAIL BROKER NETWORKS

Company	Total Accounts (000s)	Active / Online / Qualified Accounts (000s)	Branches
Fidelity [2]	10,500	6,200	103
Merrill Lynch [6]	9,000	NA	609
Smith Barney [6]	7,150	NA	614
Charles Schwab [3]	NA	7,138	280
TD Ameritrade [1]	5,961	3,243	144
E*TRADE [4]	NA	4,322	15
AG Edwards [6]	3,584	NA	716
UBS Financial Services [6]	3,259	NA	366

Note: Unless noted otherwise, as of or for the quarter ended September 2005. Average trades per account assumes 252 trading days each year.
Source: SIA Industry Yearbook 2005-2006, Wall Street research, and company filings and websites.

(1) Ameritrade and TD Waterhouse qualified accounts combined. Qualified accounts are all open client accounts with a total liquidation value greater than or equal to $2,000, and excludes a de minimis amount of clearing accounts. Ameritrade trades are average daily trades, which includes all client trades of equities, options, mutual funds, and debt instruments. Ameritrade figures are as of or for the quarter ended September 2005. TD Waterhouse figures are as of or for the quarter ended October 2005.
(2) Fidelity online account information per the company's website as of June 2005.
(3) Schwab active client accounts are defined as accounts with balances or activity within the preceding eight months. Schwab trades are daily average revenue trades, which includes all client trades that generate either commission revenue or revenue from principal mark-ups (i.e., fixed income); also known as DART.
(4) E*Trade, Harris*direct*, and Brown Co. active accounts combined. E*Trade trades are retail daily average revenue trades, which excludes professional trades. E*Trade considers brokerage accounts active if the account has a positive asset balance of at least $25 at the end of the period. Data from press release and branches from SIA Industry Yearbook 2005-2006.
(5) Scottrade defines an active account as one with a minimum of $100 in equity or at least one trade in the last 12 months.
(6) Source: SIA Industry Yearbook 2005-2006.

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AMERITRADE
Holding Corporation

A Transforming Acquisition


Active Traders
Entrenched strong player
Leverage platform with larger client base
Adds accounts and trades
Long-term Investors
Amerivest
New client base, suite of products, branch network, WICs, bank access
Adds assets and asset-based revenues
Registered Investment Advisors
Entrenched strong player
Adds advisors, assets and asset-based revenues
AMTD
TDW

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AMERITRADE
Holding Corporation

Combined Critical Mass

As of or for the quarter-ended...

	Sep Q 05 AMERITRADE	Oct Q 05 TD Waterhouse	TD Ameritrade
Average client trades per day	143,589	70,560	214,149
Client margin balance ($ in billions)	$3.8	$3.6	$7.4
Client cash balance ($ in billions)	$13.2	$21.8	$35.0
Qualified accounts (in thousands) (1)	1,726	1,517	3,243
Total accounts (in thousands) (2)	3,702	2,259	5,961
Assets in Retail accounts	$78.3	$110.5	$188.8
Assets in RIA accounts	$5.0	$43.6	$48.6
Total client assets ($ in billions)	$83.3	$154.1	$237.4
RIA relationships	1,543	2,675	4,218
Branches (3)	4	140	144
Last Twelve Months EBITDA ($ in millions) (4)	**$577**	**$189**	**$766**
Financing EBITDA ($ in millions) (5)			**$897**
Pro Forma EBITDA ($ in millions) (6)			**$1,244**

Note: Ameritrade metrics exclude Ameritrade Canada.

(1) Qualified accounts are all open client accounts with a total liquidation value of $2,000 or more, except clearing accounts. See glossary of terms in investor section of www.amtd.com.

(2) Total accounts for both Ameritrade and TD Waterhouse are all open client accounts (funded and unfunded), except clearing accounts. Until July 2005, TD Waterhouse publicly reported only funded client accounts.

(3) Combined branch figures do not reflect the effect of planned reductions.

(4) LTM EBITDA defined as LTM 9/30/05 EBITDA for Ameritrade (excluding Ameritrade Canada) and LTM 10/31/05 EBITDA for TD Waterhouse. LTM EBITDA of $766 million includes $71 million of net interest income derived from improvements in net interest margin on free credit and MMDA balances since March 2005. For reconciliation of LTM EBITDA see page 26.

(5) Financing EBITDA defined as LTM EBITDA plus $131 million expected cost synergies calculated as Year 1 phased in expected cost synergies of $137 million less $6 million of reduced depreciation and amortization expense. For reconciliation of LTM EBITDA see page 26.

(6) Pro Forma EBITDA defined as LTM EBITDA plus $349 million of expected cost synergies ($378 million less $29 million related to decreased depreciation and amortization expense) and $200 million of announced expected revenue synergies less $71 million of net interest income derived from improvements in net interest margin on free credit and MMDA balances since March 2005. For reconciliation of LTM EBITDA see page 26.

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Excellent Pre-Tax Margins Source: Company reports. (1) LTM as of September 2005. Excludes results from discontinued operations and restructuring charges. (2) LTM as of September 2005. Excludes restructuring and other exit charges. (3) Calculated as LTM 9/30/05 Ameritrade pre-tax income excluding Ameritrade Canada and LTM 10/31/05 TD Waterhouse pre-tax income combined plus $137 million of Year 1 expected cost synergies, including a $6 million reduction in depreciation and amortization expense, divided by TD Ameritrade combined LTM revenues of $1,808 million. Leverage our low-cost, scalable platform LTM Pre-Tax Margin 27% 39% 46% 0 5 10 15 20 25 30 35 40 45 50% SCH ET TD AMTD (1) (2) (3)

Strong Cash Flow Strong cash flow generation, minimal capital expenditures, and only 2.1x debt to Financing EBITDA Note: Ameritrade figures exclude Ameritrade Canada. Source: Company Filings, TD internal financials, and Management estimates. (1) LTM EBITDA defined as LTM 9/30/05 EBITDA for Ameritrade (excluding Ameritrade Canada) and LTM 10/31/05 EBITDA for TD Waterhouse of $577 million and $189 million, respectively. (2) Financing EBITDA defined as LTM EBITDA plus $131 million of expected cost synergies (calculated as Year 1 phased in expected cost synergies of $137 million less $6 million of reduced depreciation and amortization expense). TD Waterhouse acquisition CapEx EBITDA ($ in millions) Datek acquisition $15 $217 $483 $897 $766 $577 $11 $11 $8 $10 $9 $2 0 100 200 300 400 500 600 700 800 900 $1,000 FY02 FY03 FY04 FY05 LTM (1) Financing (2) EBITDA 0 10 20 30 40 50 60 $70 CapEx

Business Overview and Integration Asiff Hirji

AMERITRADE
Holding Corporation

A Long History of Innovation

- Technology innovator
- Growth: organic and M&A


Among first companies to offer discount brokerage services
First touch-tone trading
First Internet trade
Went Public
Launched brand
First streaming quotes product
First wireless Web trading via phone
Direct Access through Web
Decimalization of online trading
Acquired NDB.com
Merged with Datek
Launched Trailing Stops
Acquired MDB.com
Launched QuoteScope
Launched Trade Triggers
Acquired Brokerage America, Bidwell, Investex & JB Oxford & Co.
Launched Amerivest
Launched SnapTicket
JD Powers Call Center Certification
Agreed to acquire TD Waterhouse
Launched Pattern Matcher
1975
1988
1994
1997
1999
2000
2001
2002
2003
2004
2005

Innovative technology company, with superior evolving platform

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System Capacity 0 100 200 300 400 500 600 700 800 Trades per Day (000s) TD Ameritrade Combined Average Client Trades Per Day 214,149 (1) Current Capacity 350 600 Scalable with Minimal Investment ~$10 million (1) For the quarter ended 9/30/05 for Ameritrade excluding Ameritrade Canada and 10/31/05 for TD Waterhouse, combined.

Successful Integrator: Goals of Integration Maintain state-of-the-art, low cost operation Preserve every client relationship Exceed the announced revenue opportunities and expense synergies Keep the best people, processes, products, and procedures across both companies Treat every associate fairly and with respect

Previous Success: Datek Merger Pre-Tax Operating Synergies (Run Rate) (1) Baseline is CY2001 for Datek expenses. ($ in millions) $164 Original Synergy Estimate (1) $245 June 2003 Actual Synergy 150% Achieved in only 9 months versus estimated 12 - 18 months In addition, $89 million in marketing was saved 94% client retention

Pre-Merger Close + 12 Months Front-End Order Routing Back Office Technology Platform Evolution: TD Waterhouse ADP ADP Web VEO Close + 18 Months Expected to be Less Complex and Less Risky than Datek Integration

TD Ameritrade Positioning Brand Empower the Individual Innovator Clear, Transparent Offering Strong Value Proposition Value Proposition Active Trader Products Service Pricing Long Term Investor Full Array of Products Attention Including Advice Sales and Marketing Branches Value Pricing RIA Technology Platform Strong Service Referral Program

Diversification of Revenues Includes Ameritrade Canada. For the last twelve months ended September 2005. For the last twelve months ended September and October 2005 for Ameritrade, excluding Ameritrade Canada, and TD Waterhouse, respectively. Includes net interest income, money market deposit accounts, and mutual fund fee revenue. Includes commission income and payment for order flow. Increasing percentage of asset-based revenues Asset-based (3) Transaction-based (4) Other 42% 48% 52% 44% 6% 8% 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 $2,000 AMTD LTM Revenues (1) TD Ameritrade LTM Revenues (2) $1,003 $1,808

Diversification of Revenues (1) For the last twelve months ended September 2005 for Ameritrade adjusted to exclude Ameritrade Canada and October 2005 for TD Waterhouse combined. Represents $200 million of announced expected revenue synergies less $71 million of net interest income derived from improvements in net interest margin on free credit and MMDA balances since March 2005. For the last twelve months ended September and October 2005 for Ameritrade adjusted to exclude Ameritrade Canada and TD Waterhouse, respectively. Excludes advertising expenses. (4) Defined as $328 million of announced expected expense synergies, excluding advertising. Asset-based revenues alone can cover operating expenses Based Revenues Asset-Based Revenues Operating Expenses $328 $601 $929 TD Ameritrade LTM Operating Expenses Less: Operating Expense Synergies Net LTM Operating Expenses ($ in millions) $129 $993 $864 TD Ameritrade LTM Asset-Based Revenues Plus: Revenue Synergies Pro Forma TD Ameritrade Asset- ($ in millions) (1) (2) (3) (4)

Financial Overview Randy MacDonald

LTM EBITDA: $766 Million (1) Ameritrade excludes Ameritrade Canada. Ameritrade Canada contributed $2.5 million of pre-tax income in FY05. (2) Financials represent audited broker-dealers and unaudited holding company figures.

Financing EBITDA: $897 Million $897 $766 $577 $189 $131 0 100 200 300 400 500 600 700 800 900 $1,000 LTM 9/30/05 AMTD EBITDA (1) LTM 10/31/05 TD Waterhouse EBITDA LTM EBITDA (2) Year 1 Cost Synergies (3) Financing EBITDA (4) ($ in millions) Source: Company Filings, TD internal financials, and Management estimates. (1) Adjusted for the sale of Ameritrade Canada. (2) LTM EBITDA defined as LTM 9/30/05 EBITDA for Ameritrade, excluding Ameritrade Canada, and LTM 10/31/05 EBITDA for TD Waterhouse of $577 million and $189 million, respectively. (3) Calculated as Year 1 phased in expected cost synergies of $137 million less $6 million of reduced depreciation and amortization expense. Financing EBITDA defined as LTM EBITDA plus $131 million of expected cost synergies calculated above.

Estimated Synergy Realization ($ in millions) Revenues MMF Sweep $0 $0 $41 $41 MMDA 56 0 22 78 Free Credits 15 0 61 76 Margin Debt 0 0 0 0 Securities Lending 0 0 5 5 Total Revenue Synergies and Net Interest Margin Benefit $71 $0 $129 $200 Expenses Comp & Benefits $0 $30 $107 $137 Clearing & Execution 0 49 17 66 Communications 0 1 1 2 Occupancy & Equipment 0 (1) 13 12 Depreciation & Amort. 0 6 23 29 Other (including Prof Services) 0 26 58 84 Exp Excl Advertising $0 $111 $218 $328 Advertising 0 26 24 50 Total Expense Synergies and Net Interest Margin Benefit $0 $137 $242 $378 Total Synergies $71 $137 $371 $578 EBITDA Synergy Add-Back Synergies and Net Interest Margin Benefit Less D&A Component $71 $131 $347 EBITDA $766 $897 $1,244 Full Synergies Synergies Included in Financing EBITDA Net Interest Margin Benefit Included in LTM EBITDA Additional Synergies Included in Pro Forma EBITDA

Pro Forma EBITDA: $1.2 Billion Pro Forma EBITDA (with full synergies) $766M LTM SepQ05 $349M (1) $1,244M $129M (2) $766M LTM SepQ05 $131M $897M Financing EBITDA 39% upside (w/ full synergies) $71M $71M } $200M of Revenue Synergies and Net Interest Margin Benefit Note: Ameritrade figures are LTM 9/30/05 and adjusted to exclude Ameritrade Canada. TD Waterhouse figures are LTM 10/31/05. $378 million of announced expected expense synergies less $29 million of decreased depreciation and amortization expense. Represents $200 million of announced expected revenue synergies less $71 million of net interest income derived from improvements in net interest margin on free credit and MMDA balances since March 2005.

Initial Credit Metrics (1) Financing EBITDA defined as LTM EBITDA plus $131 million expected cost synergies calculated as Year 1 phased in expected cost synergies of $137 million less $6 million of reduced depreciation and amortization expense. For reconciliation of LTM EBITDA see page 26. (2) Pro Forma EBITDA defined as LTM EBITDA plus $349 million of expected cost synergies ($378 million less $29 million related to decreased depreciation and amortization expense) and $200 million of announced expected revenue synergies less $71 million of net interest income derived from improvements in net interest margin on free credit and MMDA balances since March 2005. For reconciliation of LTM EBITDA see page 26. ($ in millions)

Facilities Overview & Syndication Calendar David Wirdnam

Borrower: Ameritrade Holding Corporation (to be renamed TD Ameritrade Holding Corporation) Guarantors: Ameritrade Online Holdings Corp., Datek Online Holdings Corp., TD Waterhouse Group, Inc., and other material subsidiaries of TD Ameritrade with the exception of broker-dealer subsidiaries Security: Substantially all assets of the Borrower and each Guarantor, excluding real property, including but not limited to: (a) perfected first-priority pledge of all capital stock of any direct or indirect subsidiary of the Borrower (other than certain immaterial subsidiaries scheduled to be dissolved and limited to 66% of capital stock of first-tier foreign subsidiaries) and (b) perfected first-priority security interest in all tangible and intangible assets of the Borrower and each Guarantor Facilities: (i) 5-year, $300 million Revolving Credit Facility ("RC") (ii) 6-year, $250 million Term Loan A ("TLA") (iii) 7-year, $1,650 million Term Loan B ("TLB") Drawn Pricing: RC/TLA: L + 150 bps (tied to a leverage-based grid to be determined) TLB: L + 175 bps Undrawn Pricing: 37.5 bps Amortization: RC: None TLA: TBD TLB: 1% annually with bullet at maturity Financial Covenants: (i) Maximum Total Leverage; (ii) Minimum Interest Coverage; and (iii) Minimum Regulatory Net Capital Mandatory Prepayments: (i) 100% of proceeds from Asset Sales (subject to customary exceptions) and Debt Issuance (other than Permitted Debt) and (ii) Excess Cash Flow (with step-downs and initial percentage to be agreed upon) Senior Secured Credit Facilities Summary of Indicative Terms: Senior Secured Credit Facilities

AMERITRADE
Holding Corporation

Post-Acquisition TD Ameritrade Organizational Chart


Existing Ameritrade Holding Shareholders (~68%)
The Toronto-Dominion Bank (~32%) (1)
Ameritrade Holding Corporation
(To be renamed TD Ameritrade Holding Corporation at closing)
~Borrower under credit facilities
TD Waterhouse Group, Inc.
Ameritrade Online Holdings Corp.
Datek Online Holdings Corp.
TD Waterhouse Investor Services, Inc. (NYSE/NASD, District 10)
National Investor Services Corp. (NYSE/NASD, District 10)
TD Waterhouse Capital Markets, Inc. (NASD, District 9)
Ameritrade Services Corporation
Ameritrade, Inc. (NASD, District 4)
ThinkTech, Inc.

NOTE: This organizational chart does not include immaterial subsidiaries of the combined company. Orange shading indicates non guarantor subsidiaries.

(1) TD's ownership will be approximately 32.6% of the outstanding voting shares. Following the closing of the acquisition of TD Waterhouse, TD may acquire additional share to increase its ownership to 39.9% of the outstanding voting shares of TD Ameritrade via a tender offer.

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Syndication Calendar Event January 5, 2006 Bank Meeting in New York January 17, 2006 Lenders' Commitments Due Distribute Documentation January 20, 2006 Comments from Lenders Due January 23, 2006 Announce Allocations Execute Documents Fund Escrow January 24, 2006 Close Acquisition and Release Escrow Date January 2006 January 2006 January 2006 January 2006 January 2006 January 2006 January 2006 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Shading denotes bank holidays

Closing Joe Moglia

Public Q & A

Appendix

Ameritrade Historical Note: Figures include Ameritrade Canada. Source: Company filings.

TD Waterhouse Historical (1) Source: Ameritrade definitive proxy statement filed on December 5, 2005 and TD internal financial statements. (1) Financials represent audited broker-dealers and unaudited holding company figures (and includes an unaudited pro-forma MMDA benefit of $74 million of which $56 million has been earned since March 2005). (2) Adjusted for the sale of TD Waterhouse Bank, N.A. and pre-closing dividend of excess cash from TD Waterhouse to TD. Excludes revenue contribution from TD.